UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2023 (April 19, 2023)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of EQT Corporation (the “Company”) held on April 19, 2023, the Company’s shareholders voted upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 2, 2023. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the individuals set forth below to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the Company’s 2024 annual meeting of shareholders:

	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Lydia I. Beebe	283,801,430	4,870,668	414,548	32,519,196
Lee M. Canaan	285,255,515	3,392,957	438,174	32,519,196
Janet L. Carrig	267,813,691	20,816,946	456,009	32,519,196
Frank C. Hu	287,415,920	1,231,699	439,027	32,519,196
Dr. Kathryn J. Jackson	279,201,041	9,243,376	642,229	32,519,196
John F. McCartney	278,044,835	10,632,596	409,215	32,519,196
James T. McManus II	285,834,168	2,848,160	404,318	32,519,196
Anita M. Powers	285,948,304	2,719,746	418,596	32,519,196
Daniel J. Rice IV	286,947,048	1,708,981	430,617	32,519,196
Toby Z. Rice	286,970,518	1,667,707	448,421	32,519,196
Hallie A. Vanderhider	265,093,959	23,581,381	411,306	32,519,196

Proposal 2: Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2022 (Say-on-Pay)

The shareholders approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2022, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
284,905,120	3,594,314	587,212	32,519,196

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Named Executive Officer Compensation (Say-on-Frequency)

The shareholders approved, on an advisory basis, the annual inclusion of say-on-pay proposals in the Company’s proxy statement, with votes as follows:

Shares For 1 Year	Shares For 2 Years	Shares For 3 Years	Shares Abstained	Broker Non-Votes
285,688,517	194,180	2,934,156	269,793	32,519,196

Based on these results, and consistent with the Company’s recommendation, the Management Development and Compensation Committee of the Board has determined that the Company will hold an advisory vote on executive compensation every year until the next shareholder advisory vote on the frequency of say-on-pay proposals.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the shareholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
304,101,888	17,303,499	200,455	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 20, 2023	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary